Condensed Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	3 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Sales
License and royalties		$ 35,125
Net sales		35,125
Costs and expenses
Selling, general and administrative	873	1,862
Total costs and expenses	873	1,862
Operating income (loss)	(873)	33,263
Interest and other income, net	4	2
Income (loss) before provision for income taxes	(869)	33,265
Income tax provision (benefit)	(294)	13,475
Net income (loss)	$ (575)	$ 19,790
Basic net income (loss) per share (in Dollars per share)	$ (50)	$ 1,700
Shares used in computing basic per share amounts (in Shares)	11,646	11,642
Diluted net income (loss) per share (in Dollars per share)	$ (50)	$ 1,700
Shares used in computing diluted per share amounts (in Shares)	11,646	11,646